Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events

On January 9, 2026 the Company closed a public offering of 854,700 units consisting of 1 common share or Pre-funded warrant and one and a half Class B warrant at a public offering price of $4.68 per unit (the “January 2026 Offering”).

Each Pre-funded Warrant was exercisable for one Common Share. The purchase price of each Pre-funded Warrant was equal to the price per one Common Share, minus $0.08, and the exercise price of each Pre-funded Warrant was $0.08 per Common Share. As of the date of these financial statements all Pre-funded Warrants have been exercised. Maxim Group LLC (the “placement agent”) acted as the placement agent of the offering. Each Class B Warrant has an exercise price of $4.68 per share, is exercisable upon issuance and will expire five years from issuance. Each Class B Warrant is exercisable for one Common Share, subject to adjustment in the event of stock dividends, stock splits, stock combinations, reclassifications, reorganizations or similar events affecting the Company’s common shares.

As of the date of these consolidated financial statements outstanding Class B Warrants are exercisable into 1,282,050 of the Company’s common shares. The aggregate gross proceeds to the Company from the January 2026 Offering, before deducting underwriting discounts and other expenses payable by the Company were approximately $3,400.

On February 20, 2026, the Company entered into a share purchase agreement (the “Newbuilding MR SPA”) with Central Mare, a related party affiliated with the family of Mr. Evangelos J. Pistiolis, to purchase the shares of Roman Shark IX Inc. (the “Newbuilding MR SPV”) that has entered into a shipbuilding contract, dated February 3, 2026, with Guangzhou Shipyard International Company Limited and China Shipbuilding Trading Co., Ltd. for the purchase of a 47,499 dwt chemical/product oil carrier (the “Newbuilding MR Tanker”). The Newbuilding MR Tanker is scheduled for delivery in the fourth quarter of 2029. The Newbuilding MR SPA was consummated on March 18, 2026. The purchase price for the Newbuilding MR SPV was $4,236 and was settled through the issuance of 4,236 Series G Preferred Shares (see Note 9), as contemplated in the Newbuilding MR SPA, pursuant to which under certain circumstances Central Mare could demand payment of installments in the form of newly issued Series G Preferred Shares. Central Mare has also secured time charter employment with a major oil trader for the Newbuilding MR Tanker, starting from the vessel’s delivery and for a firm duration of seven years, with a charterer’s option to extend for four additional years. As a condition to closing of the acquisition of the Newbuilding MR SPV, Central Mare has arranged for a sale and leaseback financing agreement that the Company has entered into on March 9, 2026 with a major Chinese leasing company. This financing agreement is in an aggregate amount of 85% of the installments payable under the shipbuilding contract. The aggregate amount of installments payable under the shipbuilding contract is $45,200.  The financing bears an effective interest rate of Term SOFR plus a margin of 1.80%. Under the financing, upon delivery of the Newbuilding MR Tanker we will make quarterly installment payments of $506 over a period of 10 years with a balloon payment of $18,200 payable together with the last installment.